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                                                                    Exhibit 10.1
                                    --------------------------------------------

Silicon Valley Bank

                           AMENDMENT TO LOAN DOCUMENTS

Borrower: Onyx Software Corporation

Date:     March 4, 2002

     THIS AGREEMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 14, 2002 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Modified Tangible Net Worth Financial Covenant. The Minimum Tangible Net Worth Financial Covenant set forth in that portion of the Schedule to Loan and Security Agreement entitled "5. FINANCIAL COVENANTS (Section 5.1)" which currently reads as follows:

          Minimum Tangible    As of the end of each month during the
          Net Worth:          following periods Borrower shall, on a
                              consolidated basis, maintain a Tangible Net Worth of not less than the following amounts, plus an amount equal to 50% of the total consideration received by Borrower after December 31, 2001, in consideration for the issuance by the Borrower of its equity securities and/or subordinated debt securities, effective on the date such consideration is received:

                              --------------------------------------------------
                              Dates                                      Minimum
                                                                    Tangible Net
                                                                           Worth
                              --------------------------------------------------
                              December 31, 2001                       $3,800,000
                               -------------------------------------------------
                              January 1, 2002 to and including        $4,000,000
                              March 31, 2002
                              --------------------------------------------------
                              April 1, 2002 to and including          $4,425,000
                              June 30, 2002
                              --------------------------------------------------
                              July 1, 2002 to and including           $5,800,000
                              September 30, 2002
                              --------------------------------------------------
                              October 1, 2002 to and including        $8,575,000
                              December 31, 2002
                              --------------------------------------------------

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is hereby amended to read as follows:

          Minimum Tangible    As of the end of each month during the following
          Net Worth:          periods Borrower shall, on a consolidated basis,
                              maintain a Tangible Net Worth of not less than the following amounts, plus an amount equal to 50% of the total consideration received by Borrower after January 31, 2002, in consideration for the issuance by the Borrower of its equity securities and/or subordinated debt securities, effective on the date such consideration is received:

                              --------------------------------------------------
                              Dates                                      Minimum
                                                                    Tangible Net
                                                                           Worth
                              --------------------------------------------------
                              January 1, 2002 to and including        $8,474,800
                              February 28, 2002
                              --------------------------------------------------
                              March 1, 2002 to and including         $13,474,800
                              March 31, 2002
                              --------------------------------------------------
                              April 1, 2002 to and including          $8,899,800
                              May 31, 2002
                              --------------------------------------------------
                              June 1, 2002 to and including          $13,899,800
                              June 30, 2002
                              --------------------------------------------------
                              July 1, 2002 to and including          $10,274,800
                              August 31, 2002
                              --------------------------------------------------
                              September 1, 2002 to and including $15,274,800 September 30, 2002
                              --------------------------------------------------
                              October 1, 2002 to and including       $13,049,800
                              November 30, 2002
                              --------------------------------------------------
                              December 1, 2002 to and including $18,049,800 December 31, 2002
                              --------------------------------------------------

     2. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

                                      -2-

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Borrower:                                Silicon:

ONYX SOFTWARE CORPORATION                SILICON VALLEY BANK

By:        /s/ Jim O. Beck               By:       /s/ Don Chandler
   ----------------------------------       ----------------------------------
               Treasurer                 Title:    V.P.
                                               -------------------------------

By:      /s/ Amy E. Kelleran
   ----------------------------------
    Secretary or Ass't Secretary

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